PROPOSAL OF PARTNERSHIP
                   EMORY A. HEBARD STATE OFFICE BUILDING
                                    AND
                          WATERFRONT DEVELOPMENT

1. Proposal of: Community National Bank (herein after called "PROPOSER") organized and existing under the laws of the State of Vermont and doing
     business as   Corporation  (insert the words "a corporation", "a
     partnership", or "an individual").

2. The undersigned PROPOSER has examined the RFP documents, listed appendices, and is familiar with the project site.

3. The PROPOSER is interested in participating in the project: (indicate category of space interested in by circling "A", "B", or "C" below and answering associated questions.)

CATEGORY A
CONDOMINIUM PARTNERSHIP IN STATE DESIGNED BUILDING

By purchasing   3064 +-  square feet (enter number of square feet interested in)
of condominium commercial space located on the First Floor (enter "First Floor" and/or "Garage Level") for the purpose of (describe activity)

     Operating a full service banking office in the southeast corner of the building


The PROPOSER submits a purchase price of $65.00 per square foot for a total purchase price of $ 199,160.00. The requested space has been indicated by the PROPOSER on the attached plans (Drawings A-1.0 and A-1.1). The PROPOSER is
interested in purchasing  2   (enter number) reserved garage parking spaces for
a purchase price of $ 15,000.00  per space.

The following supporting documents have been attached by the PROPOSER to the Proposal for the Evaluation Committee to review (list documents by title and date):

1)   1995 Annual Report of Community Bancorp and Community National Bank.
     12/31/95

2)   Copy of Mission Statement of Community Bancorp and Community National
     Bank.

3) Copy of Office of Comptroller of the Currency, Community Reinvestment Act Public Disclosure


                                  1 of 3

CATEGORY B
LEASED SPACE

By leasing   Space within building    (enter "tour boat dock space", "fishing
pier concession space" or "space within the building") for a proposed annual rent of $ negotiable per square foot per year. The location of the requested leased space has been indicated on the attached drawing (Al.0, Al.1 or SD-1). The space will be used for:

      operation of a full service banking office.

                                      (describe type of business activity).

The following supporting documents have been attached to the proposal for evaluation purposes (list documents by title and date).

      see "A"


CATEGORY C
ALTERNATE DESIGN AND PARTNERSHIP PROPOSAL

By entering an alternate building design proposal for the purpose of providing:

                                                  (describe activity).


Contractual arrangement between the PROPOSER and the STATE would be a:

                                          (describe arrangement).

The following supporting documents have been attached to the proposal for evaluation purposes (list documents by title and date):

                                  2 of 3

4. The undersigned agrees to hold his/her proposal open for sixty (60) days after the date of submission for evaluation purposes and will furnish additional information as requested by the Proposal Evaluation Committee.

5. By submission of this Proposal, each PROPOSER certifies that this Proposal has been arrived at independently without consultation, communication or agreement with any other PROPOSER.

6. The undersigned PROPOSER acknowledges receipt of the following Addendum(s) issued during the proposal period and understands the addendums will be made part of the RFP document.

         Addendum No.                        Dated:
         Addendum No.                        Dated:
         Addendum No.                        Dated:

7. The undersigned PROPOSER acknowledges the right of the Department of State Buildings to accept or reject any or all Proposals, and to waive any irregularities or informalities during the proposal period and during the sixty (60) day proposal evaluation period.

8. The undersigned proposer acknowledges responsibility for payment of all proposal preparation and submission costs.

9.  FIRM NAME:   Community National Bank

    ADDRESS:     P.O. Box 259 Derby Road

                 Derby, Vermont 05829

    STATE OF INCORPORATION:     Vermont

    SIGNATURE:   /s/  Stephen P. Marsh

    PRINT OR
    TYPE NAME:   Stephen P. Marsh

    TITLE:       Senior Vice President & Cashier

    TELEPHONE/FAX NUMBERS: Phone-- (802)334-7915
                             Fax-- (802)334-3484

CORPORATE SEAL
(NOTE: IF PROPOSER IS A PARTNERSHIP
GIVE FULL NAMES OF ALL PARTNERS)


                             3 of 3

                             STATE OF VERMONT
                         AGENCY OF ADMINISTRATION
                       DEPARTMENT OF STATE BUILDINGS
                   TWO GOVERNOR AIKEN AVENUE, DRAWER 33
                      MONTPELIER, VERMONT 05633-5801
                            TEL: (802) 828-3314
                            FAX: (802) 828-3533


September 4, 1996

Stephen P. Marsh, Senior Vice President
Community National Bank
P.O. Box 257, Derby Road
Derby, VT 05829

Subject: Emory A. Hebard State Office Building - Condominium Space Purchase Proposal

Dear Mr. Marsh:

The Department of State Buildings and General Services has received your June 5, 1996 proposal for +-3,064 square feet of space on the building's first floor at the purchase price of $65.00 per square foot and your July 24, 1996 proposal for 4,794 square feet of space on the building's second floor at the purchase price of $75.00 per square foot in accordance with bid documents dated May 8, 1996.
It is understood by both parties that ownership of the land will remain with the State and that all costs for design and fit-up construction of the interior of the space will be borne by the bank.

The Department finds the Community National Bank's offer acceptable and intends to enter into a Purchase and Sales Agreement and a Condominium Agreement with the bank for the bank's purchase of the noted space subject to all required State approvals and project funding.

Congratulations on your successful proposal! On behalf of the State of Vermont, Agency of Administration, Department of Buildings and General Services, I welcome you to the project and look forward to a successful partnership.

A public "demolition groundbreaking" ceremony is being planned for late September or early October. I would like to announce the Bank's participation in the project at that time if we are able to sign the Purchase and Sales Agreement prior to the ceremony date.

Please contact my Project Engineer, John Ostrum, at 828-3314, to set up a time when our respective Attorneys can meet to begin work on the Purchase and Sales Agreement and other required documents.

                                      Sincerely,

                                      /s/ Thomas W. Torti
                                      Thomas W. Torti
                                      Deputy Secretary of Administration
TWT/JPO/pn
                        Community NATIONAL BANK
                   P.O. Box 259, Derby, Vermont 05829
                   Tel. 802/334-7915 Fax 802/334/8266



July 24, 1996

State of Vermont
Department of State Buildings
Attn: John P. Ostrum
Drawer 33, 2 Governor Aiken Avenue
Montpelier, Vermont 05633-5801

Dear John:

Please accept this letter as an offer from Community National Bank to purchase the 4,794 square feet on the second floor of the new office building in Newport. Our proposed purchase price is $75.00 per square foot. This offer is in addition to our previous offer of $65.00 per square foot for 3,064 square feet on the first floor. This offer is contingent, of course, on proper regulatory approval.

As you are well aware, Community National Bank has been committed to this project from the very beginning, and we are excited about the economic impact it will have on our region. We feel that we should play a significant part in this ambitious project.

John, we look forward to a long relationship with the State as this project goes ahead, and to a favorable reply to this offer.

If there is additional information or anything that we can assist you with, please feel free to contact me. Thank you.

Sincerely,

COMMUNITY NATIONAL BANK

/s/ Stephen P. Marsh
Stephen P. Marsh
Senior Vice President & Cashier

SPM/kp